Item 1: Report to Stockholders

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

The Putnam Fund for Growth and Income

10|31|05

Annual Report

PUTNAM INVESTMENTS

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What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

The Putnam

Fund for Growth

and Income

10 | 31 | 05
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	58
Brokerage commissions	59
About the Trustees	60
Officers	66

Cover photograph: Postage stamps, private collection © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

During the period that ended October 31, 2005, domestic stocks advanced at a pace reflecting their long-term average returns, while bonds registered sub-par results. Outside the United States, most markets showed more impressive gains. Although U.S. economic growth proceeded at a steady pace, new concerns emerged. High energy prices, the Federal Reserve Board’s program of interest-rate increases, and the impact of the unusually active 2005 hurricane season proved challenging to consumers and sparked brief bouts of volatility in finan-cial markets. Putnam Management believes that energy prices, interest rates, and the aftereffects of this year’s storms are likely to continue to shape investment opportunities and risks in the months to come.

Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 25 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

The Putnam Fund for Growth and Income: pursuing capital growth for nearly 50 years

In November 1957 -- almost 20 years to the day after Putnam Investments was founded with the launch of The George Putnam Fund of Boston -- Putnam launched its second mutual fund: The Putnam Fund for Growth and Income.

Putnam’s founders carefully debated the merits of adding a fund whose primary focus would be stock investments. They believed that the balanced approach of The George Putnam Fund of Boston, which owned a mix of stocks and bonds, was still the most prudent choice for most individuals. However, the advent of state tax-exempt bonds was making it more advantageous for some investors to balance their own portfolios. Furthermore, many finan-cial advisors who worked with Putnam had been urging the firm to launch a common stock fund to meet this growing need.

The fund was launched in a favorable environment for stock investors. Confidence in stocks, which had been severely shaken by the 1929 crash and the Great Depression that followed, had finally been renewed in the early 1950s. Fueled by the optimism of new technologies and the race to space, the 1960s were generally good years for investors. Then came the stagflation-plagued 1970s when the stock market moved sideways for most of the decade.

Growth of a $10,000 investment ($9,475 after sales charge) since fund inception, 11/6/57, through 9/30/05 Plotted on a logarithmic scale so that comparable percentage changes appear similar

The fund benefited from the rallies that dominated the 1980s and 1990s. There were bumps in the road, such as the recession of the early 1990s, and, more recently, the bear market of 2000–2002.

True to its roots, The Putnam Fund for Growth and Income continues to focus on long-term capital growth opportunities among leading large-cap companies with equal attention to managing downside risk. We believe these strategies, which have proven successful for long-term investors in the fund, will continue to serve the fund well as it approaches its 50th year.

In 1957, the year
The Putnam Fund
for Growth and Income
was introduced, the
Dow Jones Industrial
Average closed at just
over 435. At the close
of the fund’s current
fiscal year, the Dow
stood at 10440.

The Putnam Fund for Growth and Income seeks capital growth
and current income by investing primarily in undervalued stocks of large, established, divi-
dend-paying companies. The fund may be appropriate for investors who wish to diversify a portfolio that emphasizes growth investments.

Highlights
• For the 12 months ended October 31, 2005, The Putnam Fund for Growth and Income’s class
A shares returned 8.96% without sales charges.
• Over the same period, the fund’s benchmark, the S&P 500/Barra Value Index, returned 10.17%.
• The average return for the fund’s Lipper category, Large-Cap Value Funds, was 9.75%.
• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 10/31/05

Since the fund's inception (11/6/57), average annual return is 12.23% at NAV and 12.10% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	8.30%	7.72%	121.93%	110.32%

5 years	1.69	0.60	8.74	3.02

1 year	8.96	3.25	8.96	3.25

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers The year in review

Your fund’s 2005 fiscal year was marked by rising interest rates and infla-tionary pressures, which often create a headwind for stocks. However, the fund delivered what we consider to be respectable returns. Based on results at net asset value (NAV, or without sales charges) the fund kept pace with the broad market S&P 500 Index, which returned 8.72% . However, it lagged its value-oriented benchmark and the average for its peer group, Lipper Large-Cap Value Funds. Relative to these benchmarks, we believe that the fund was less aggressively positioned in the energy sector, the strongest-performing sector during the year. Furthermore, certain portfolio holdings did not perform up to our expectations. We believe these holdings continue to offer attractive long-term potential and may prove more rewarding when the market begins to recognize that they are deeply undervalued.

Market overview

The stock market advanced in an environment of robust corporate earnings growth and healthy profits. At this point in the economic cycle, many companies have reduced their debt levels and are now looking for ways to invest their capital to spur growth and enhance shareholder value. The period saw an increase in merger and acquisition (M&A) activity, as well as higher dividend payouts and accelerated share repurchasing programs. However, there were signs that the rate of economic growth was slowing under the weight of rising short-term interest rates and sustained high energy prices. As of November 1, 2005, the federal funds rate, which is the rate at which banks borrow from each other overnight, had increased a full 3.0% from its level on June 30, 2004, when the Federal Reserve Board (the “Fed”) began its tightening policy. Meanwhile, high energy prices led to an uptick in infla-tion within the energy sector, and raised concerns that inflation could spread to other sectors as well.

Over the course of the year, stock market volatility increased and there was a fair amount of rotation of assets between industry sectors. The best-performing sectors included energy, health care, technology, and utilities, particularly those that did not depend on the most expensive fuels -- gas and oil --for power generation. Results for the remaining market sectors were mixed.

Value stocks continued to outperform growth stocks. Smaller-cap stocks prevailed over their larger counterparts. The degree of that outperformance has lessened, however, and we believe that large-cap stocks are poised to take the lead in coming months.

Strategy overview

Your fund’s strategy generally does not change significantly in response to shifting market conditions. We invest in a well-diversified portfolio of undervalued large-cap stocks that we believe offer both attractive dividend income and the potential for long-term capital appreciation. During the year, we focused on holdings that we believed could offer the greatest potential returns and we reduced the number of holdings in the portfolio so that each position could have a more meaningful impact on overall returns.

Over the past six months, we slightly increased the fund’s allocation to finan-cial stocks. Within the financial sector, we reduced positions in capital markets stocks and redeployed those assets into other financial stocks. Property and casualty insurance stocks were attractive because of their low price-to-earnings and price-to-book valuations, and we believe the industry will be able to grow profitably in the next several years.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/05.

Equities
S&P 500/Barra Value Index (large-company value stocks)	10.17%

Russell 1000 Growth Index (large-company growth stocks)	8.81%

S&P 500 Index (broad stock market)	8.72%

MSCI World Index (global stocks)	13.27%

Bonds
Lehman Aggregate Bond Index (broad bond market)	1.13%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	0.00%

Lehman Municipal Bond Index (tax-exempt bonds)	2.54%

Hurricanes Katrina and Rita struck after we had boosted our insurance exposure, but it is our opinion that these natural disasters may actually benefit the insurers in the intermediate term as these costs are passed along in the form of higher premiums. We further believe banking stocks will strengthen when the Federal Reserve Board stops raising interest rates, and so we have increased exposure to certain banks in order to take advantage of what we see as their current low valuations.

Your fund’s holdings

Among the top contributors to portfolio returns for the period was Altria Group, a long-term holding for the fund. Altria has benefited from significant positive developments in its legal battles over selling tobacco products. A number of important rulings have limited the scope of potential damages. At the same time, the company’s business has improved and investors have bid the stock price up throughout the period, anticipating that the company may eventually reconfigure itself into separate divisions. Integrated oil company Exxon Mobil continued to be a strong performer, and we trimmed that position somewhat during the last six months of the fiscal year in order to lock in profits.

During fiscal 2004, we established a position in Express Scripts, a pharmacy benefit management company. We built that position through much of the year. The stock performed exceedingly well in fiscal 2005, benefiting from an increase in demand for generic drugs and a focus on health-care cost control measures. We had begun to take profits by the end of the period. Another key contributor from the health-care sector was CIGNA, a health maintenance organization. Its costs rose less than many had expected, leading to better profits and a rising stock price. Office Depot, the number-two office supply retailer, also contributed positively to results during the period. The stock was previously out of favor due to a lack of confidence in its management. The advent of a new CEO with a proven talent for increasing earnings and profits spurred a favorable market reaction. The stock rebounded strongly over the summer months. We sold some shares to lock in profits, but are maintaining a position in expectation of future growth.

Among the portfolio’s technology holdings, Hewlett-Packard (HP) and Motorola enjoyed strong performance and boosted portfolio returns. HP, which had been struggling, posted two consecutive quarters of improving profitability under its new CEO. Electronics manufacturer Motorola is also enjoying a strong recovery under its new CEO, who implemented cost-control measures and improved profitability.

Pfizer, Fannie Mae, Tyco International, and Masco were among the stocks that did not live up to our expectations during the period and detracted from relative returns. Pfizer felt the pressure of upcoming patent expirations on some of its blockbuster drugs, as well as a decrease in its sales volume resulting from competition

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 10/31/05. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry
Citigroup, Inc. (4.0%)	Financial

Bank of America Corp. (3.9%)	Banking

American International Group, Inc. (2.7%)	Insurance

Altria Group, Inc. (2.7%)	Tobacco

Exxon Mobil Corp. (2.6%)	Oil and gas

Pfizer, Inc. (2.6%)	Pharmaceuticals

General Electric Co. (2.4%)	Conglomerates

Johnson & Johnson (2.3%)	Pharmaceuticals

Lockheed Martin Corp. (2.2%)	Aerospace and defense

U.S. Bancorp (2.2%)	Banking

from generic drugs. We continue to hold a position because we believe the stock is extremely undervalued and represents a solid long-term opportunity. The changing regulatory environment for mortgage reseller Fannie Mae is causing much uncertainty. The share price is now extremely low in our opinion, and we believe this stock offers substantial potential for gains over the long term. Our relatively large position in Tyco International was a positive contributor for several quarters. The company missed an earnings target during the fiscal year, however, which caused the stock price to tumble. A certain amount of volatility is to be expected as a company executes a turnaround, and in our view, this company’s long-term prospects remain very favorable. Masco, which produces building materials and paints, faced higher prices for its raw materials. As a result, profit margins were squeezed and the market punished the stock. We believe this is a short-term obstacle and we are maintaining a position.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

Of special interest

In June 2005, the fund’s Trustees voted to increase the dividend rate on class A shares of The Putnam Fund for Growth and Income by 40%, or $0.02 per share. The new dividend on class A shares is $0.07. Dividends on other share classes also increased. The dividend increase reflects general growth in dividends received from the portfolio’s holdings.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that the Fed may be nearing the end of its tightening policy. If we are correct, this would be a positive development for stocks, which generally struggle in a rising-rate environment. We believe that inflation in the energy sector is a temporary difficulty, but we are concerned that high energy prices could spark inflation throughout the economy, and we remain watchful. After three years of recovery, the economy is growing at what we believe is a moderate pace, and we anticipate that this rate of growth will slow.

An interesting theme has developed among larger companies: Stock valuations are actually lower now than they were a year ago, because earnings, dividends, and cash flows have increased more than stock prices. In our opinion, many large-cap stocks now offer an attractive combination of above-average dividend yields and projected dividend growth, have price-to-earnings ratios that are lower than the market average, and have better-than-average long-term prospects. This type of stock is well represented in your fund’s portfolio, and we believe they offer strong potential for attractive returns over time. As always, we remain committed to helping you pursue your investment goals and we believe The Putnam Fund for Growth and Income can serve as the core fund in a diversified portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended October 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 10/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.23%	12.10%	11.19%	11.19%	11.39%	11.39%	11.47%	11.39%	11.94%	12.29%

10 years	121.93	110.32	105.93	105.93	106.01	106.01	111.08	103.71	116.42	127.61
Annual average	8.30	7.72	7.49	7.49	7.50	7.50	7.76	7.37	8.03	8.57

5 years	8.74	3.02	4.70	2.74	4.68	4.68	6.05	2.35	7.37	10.10
Annual average	1.69	0.60	0.92	0.54	0.92	0.92	1.18	0.47	1.43	1.94

1 year	8.96	3.25	8.15	3.15	8.18	7.18	8.41	4.63	8.70	9.28

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge) Cumulative total return from 10/31/95 to 10/31/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,593 and $20,601, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $21,108 ($20,371 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $21,642 and $22,761, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 10/31/05

		Lipper Large-Cap
	S&P 500/Barra	Value Funds
	Value Index	category average*
Annual average
(life of fund)	--†	--†

10 years	154.94%	139.86%
Annual average	9.81	9.01

5 years	8.14	13.29
Annual average	1.58	2.40

1 year	10.17	9.75

Index and Lipper results should be compared to fund performance at net asset value.
*	Over the 1-, 5-, and 10-year periods ended 10/31/05, there were 443, 247, and 114 funds, respectively, in this Lipper category.
†	The fund's benchmark and Lipper category were not in existence at the time of the fund's inception.
The S&P 500/Barra Value Index commenced 12/31/74. The fund's Lipper category commenced 12/31/59.

Fund price and distribution information For the 12-month period ended 10/31/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Distributions
(number)	4		4	4	4		4	4

Income	$0.2431		$0.0951	$0.0951	$0.1441		$0.2111	$0.2921

Capital gains

Long term	$0.0259		$0.0259	$0.0259	$0.0259		$0.0259	$0.0259

Short term	--		--	--	--		--	--

Total	$0.2690		$0.1210	$0.1210	$0.1700		$0.2370	$0.3180

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
10/31/04	$18.07	$19.07	$17.80	$17.99	$17.95	$18.60	$18.03	$18.10

10/31/05	19.42	20.50	19.13	19.34	19.29	19.94*	19.36	19.46

Current yield
(end of period)
Current
dividend rate[1]	1.44%	1.37%	0.65%	0.64%	0.91%	0.88%	1.26%	1.71%

Current 30-day
SEC yield[2]	1.22	1.16	0.49	0.49	0.73	0.71	0.97	1.47

*	Reflects a reduction in sales charges that took effect on April 1, 2005.

1	Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2	Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.30%	12.17%	11.26%	11.26%	11.46%	11.46%	11.54%	11.46%	12.01%	12.36%

10 years	123.27	111.50	107.05	107.05	107.22	107.22	112.35	104.92	117.77	128.97
Annual average	8.36	7.78	7.55	7.55	7.56	7.56	7.82	7.44	8.09	8.64

5 years	14.93	8.89	10.69	8.69	10.66	10.66	12.12	8.19	13.52	16.41
Annual average	2.82	1.72	2.05	1.68	2.05	2.05	2.31	1.59	2.57	3.08

1 year	12.14	6.27	11.29	6.29	11.28	10.28	11.60	7.67	11.87	12.46

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Putnam Fund for Growth and Income from May 1, 2005, to October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.55	$ 8.40	$ 8.40	$ 7.12	$ 5.83	$ 3.26

Ending value (after expenses)	$1,049.30	$1,044.70	$1,044.90	$1,046.40	$1,047.30	$1,050.50

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2005, use the calculation method below. To find the value of your investment on May 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 05/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.48	$ 8.29	$ 8.29	$ 7.02	$ 5.75	$ 3.21

Ending value (after expenses)	$1,020.77	$1,016.99	$1,016.99	$1,018.25	$1,019.51	$1,022.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio†	0.88%	1.63%	1.63%	1.38%	1.13%	0.63%

Average annualized expense
ratio for Lipper peer group‡	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
The Putnam Fund for
Growth and Income	53%	29%	33%	30%	37%

Lipper Large-Cap Value Funds
category average	62%	59%	77%	67%	72%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns - with an emphasis on downside variations - over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results.  Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Hugh Mullin is the Portfolio Leader and Joshua Brooks, David King, and Christopher Miller are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001

	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Hugh Mullin	2005						•

Portfolio Leader	2004					•

Joshua Brooks	2005				•

Portfolio Member	N/A

David King	2005					•

Portfolio Member	2004					•

Christopher Miller	2005					•

Portfolio Member	2004					•

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 10/31/04.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $3,800,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Joshua Brooks is also a Portfolio Leader of Putnam Research Fund.

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust, Putnam
High Income Securities Fund, and Putnam New Value Fund.

Hugh Mullin, Joshua Brooks, Christopher Miller, and David King may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members During the year ended October 31, 2005, Portfolio Member Joshua Brooks joined your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	•

Chief Technology Officer	2004	•

Joshua Brooks	2005				•

Deputy Head of Investments	N/A

William Connolly	2005			•

Head of Retail Management	N/A

Kevin Cronin	2005	•

Head of Investments	2004	•

Charles Haldeman, Jr.	2005			•

President and CEO	2004			•

Amrit Kanwal	2005	•

Chief Financial Officer	2004	•

Steven Krichmar	2005	•

Chief of Operations	2004	•

Francis McNamara, III	2005		•

General Counsel	2004	•

Richard Robie, III	2005	•

Chief Administrative Officer	2004	•

Edward Shadek	2005	•

Deputy Head of Investments	N/A

Sandra Whiston	2005	•

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%) .

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005. This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other invest- ment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee cate- gory. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 8th percentile in management fees and in the 8th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limita- tions implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ulti- mately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

63rd	54th	55th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of The Putnam Fund for Growth and Income:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the “fund”) at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 9, 2005

The fund's portfolio 10/31/05

COMMON STOCKS (99.6%)*

	Shares	Value

Aerospace and Defense (3.7%)
Boeing Co. (The)	2,115,020	$136,714,893
Lockheed Martin Corp.	5,703,700	345,416,072
United Technologies Corp.	1,744,600	89,463,088
		571,594,053

Airlines (0.2%)
Southwest Airlines Co.	1,922,700	30,782,427

Automotive (0.1%)
Lear Corp. (S)	538,100	16,390,526

Banking (8.2%)
Bank of America Corp. (S)	13,796,400	603,454,536
Commerce Bancorp, Inc.	556,800	16,965,696
PNC Financial Services Group (S)	82,600	5,014,646
State Street Corp.	299,500	16,541,385
U.S. Bancorp	11,447,500	338,617,050
Wachovia Corp.	133,500	6,744,420
Washington Mutual, Inc.	3,040,200	120,391,920
Wells Fargo & Co. (S)	2,936,500	176,777,300
		1,284,506,953

Beverage (2.2%)
Coca-Cola Co. (The)	5,975,900	255,649,002
Coca-Cola Enterprises, Inc.	4,446,000	84,029,400
PepsiCo, Inc.	164,000	9,689,120
		349,367,522

Building Materials (1.7%)
Masco Corp.	7,053,200	201,016,200
Sherwin Williams Co.	1,424,600	60,616,730
Vulcan Materials Co.	49,900	3,243,500
		264,876,430

Cable Television (0.3%)
Comcast Corp. Class A † (S)	1,862,700	51,838,941

Chemicals (2.9%)
Dow Chemical Co. (The)	2,540,600	116,511,916
E.I. du Pont de Nemours & Co.	3,984,900	166,130,481
Hercules, Inc. †	578,600	6,445,604
Huntsman Corp. † (S)	2,605,405	51,795,451
PPG Industries, Inc.	1,100,200	65,978,994
Rohm & Haas Co.	1,085,200	47,238,756
		454,101,202

COMMON STOCKS (99.6%)* continued

	Shares	Value

Commercial and Consumer Services (0.9%)
ARAMARK Corp. Class B (S)	109,200	$2,775,864
Cendant Corp.	7,774,200	135,426,564
		138,202,428

Communications Equipment (0.9%)
Cisco Systems, Inc. †	7,642,000	133,352,900

Computers (2.2%)
Hewlett-Packard Co.	11,563,200	324,232,128
IBM Corp.	175,000	14,329,000
		338,561,128

Conglomerates (5.0%)
3M Co.	885,000	67,242,300
General Electric Co.	11,001,900	373,074,429
Textron, Inc.	268,900	19,371,556
Tyco International, Ltd.	12,017,400	317,139,186
		776,827,471

Consumer Finance (2.6%)
Capital One Financial Corp.	2,538,700	193,829,745
Countrywide Financial Corp. (S)	6,727,000	213,716,790
		407,546,535

Consumer Goods (1.2%)
Avon Products, Inc. (S)	3,936,990	106,259,360
Clorox Co. (S)	56,300	3,046,956
Colgate-Palmolive Co.	92,500	4,898,800
Estee Lauder Cos., Inc. (The) Class A	1,735,100	57,553,267
Procter & Gamble Co. (The)	235,700	13,196,843
		184,955,226

Consumer Services (0.1%)
Service Corporation International	1,285,600	10,760,472

Containers (0.3%)
Owens-Illinois, Inc. †	701,540	13,357,322
Pactiv Corp. † (S)	1,438,600	28,340,420
		41,697,742

Electric Utilities (3.6%)
Dominion Resources, Inc. (S)	955,446	72,690,332
DPL, Inc.	105,900	2,729,043
Duke Energy Corp. (S)	113,300	3,000,184
Entergy Corp.	1,505,505	106,469,314
Exelon Corp. (S)	2,397,600	124,747,128
FPL Group, Inc.	435,492	18,752,286
Great Plains Energy, Inc. (S)	354,000	10,163,340
PG&E Corp. (S)	5,211,200	189,583,456

COMMON STOCKS (99.6%)* continued

	Shares	Value

Electric Utilities continued
Sierra Pacific Resources †	1,943,300	$25,165,735
Wisconsin Energy Corp.	86,700	3,279,861
		556,580,679

Electronics (1.8%)
Intel Corp.	5,253,500	123,457,250
Motorola, Inc.	7,384,600	163,642,736
		287,099,986

Energy (0.6%)
Pride International, Inc. †	1,675,000	47,017,250
Weatherford International, Ltd. † (S)	667,600	41,791,760
		88,809,010

Financial (7.0%)
Citigroup, Inc.	13,513,500	618,648,029
Fannie Mae (S)	3,651,500	173,519,280
Freddie Mac	3,126,400	191,804,640
MGIC Investment Corp.	522,000	30,923,280
PMI Group, Inc. (The) (S)	1,035,400	41,291,752
Radian Group, Inc. (S)	710,000	36,991,000
		1,093,177,981

Food (0.8%)
Archer Daniels Midland Co.	115,800	2,822,046
General Mills, Inc.	531,670	25,658,394
Pilgrim's Pride Corp. (S)	71,800	2,260,264
Tyson Foods, Inc. Class A (S)	4,916,200	87,508,360
		118,249,064

Forest Products and Packaging (0.7%)
Smurfit-Stone Container Corp. † (S)	1,142,200	12,061,632
Weyerhaeuser Co.	1,584,700	100,374,898
		112,436,530

Gaming & Lottery (--%)
GTECH Holdings Corp.	120,400	3,833,536

Health Care Services (3.9%)
AmerisourceBergen Corp.	1,106,300	84,377,501
Cardinal Health, Inc.	2,687,300	167,983,123
CIGNA Corp.	1,127,700	130,666,599
Express Scripts, Inc. † (S)	794,400	59,905,704
HCA, Inc. (S)	2,146,400	103,435,016
Humana, Inc. † (S)	1,139,800	50,595,722
McKesson Corp. (S)	48,600	2,207,898
		599,171,563

COMMON STOCKS (99.6%)* continued

	Shares	Value

Homebuilding (0.6%)
Lennar Corp.	1,698,340	$94,393,737

Household Furniture and Appliances (0.9%)
Whirlpool Corp. (S)	1,813,800	142,383,300

Insurance (9.1%)
ACE, Ltd. (Bermuda)	5,614,400	292,510,240
American International Group, Inc.	6,551,300	424,524,240
Axis Capital Holdings, Ltd. (Bermuda)	47,800	1,239,454
Chubb Corp. (The) (S)	2,323,500	216,015,795
Everest Re Group, Ltd. (Barbados)	358,650	35,667,743
Genworth Financial, Inc. Class A	695,430	22,038,177
Hartford Financial Services Group, Inc. (The)	1,713,500	136,651,625
MetLife, Inc.	3,236,700	159,925,347
Prudential Financial, Inc.	1,021,300	74,340,427
St. Paul Travelers Cos., Inc. (The) (S)	626,900	28,229,307
XL Capital, Ltd. Class A (Bermuda)	346,800	22,216,008
		1,413,358,363

Investment Banking/Brokerage (1.6%)
Goldman Sachs Group, Inc. (The) (S)	65,900	8,327,783
Lehman Brothers Holdings, Inc.	485,500	58,099,785
Merrill Lynch & Co., Inc.	84,500	5,470,530
Morgan Stanley	3,208,200	174,558,162
		246,456,260

Leisure (0.9%)
Brunswick Corp.	3,731,800	142,293,534

Lodging/Tourism (0.6%)
Royal Caribbean Cruises, Ltd.	2,316,900	96,012,336

Machinery (0.5%)
Parker-Hannifin Corp.	1,208,500	75,748,780

Manufacturing (0.7%)
Ingersoll-Rand Co., Ltd. Class A (Bermuda) (S)	2,802,400	105,902,696

Media (1.2%)
Time Warner, Inc.	422,000	7,524,260
Walt Disney Co. (The)	7,384,100	179,950,517
		187,474,777

Medical Technology (1.4%)
Baxter International, Inc.	2,490,000	95,192,700
Becton, Dickinson and Co.	2,225,700	112,954,275
PerkinElmer, Inc.	522,300	11,527,161
		219,674,136

COMMON STOCKS (99.6%)* continued

	Shares	Value

Metals (0.7%)
Alcoa, Inc.	2,952,000	$71,704,080
United States Steel Corp. (S)	1,142,800	41,746,484
		113,450,564

Natural Gas Utilities (0.4%)
Sempra Energy	1,114,000	49,350,200
Southern Union Co. †	660,598	15,537,265
		64,887,465

Oil & Gas (9.3%)
Amerada Hess Corp. (S)	1,399,700	175,102,470
Apache Corp.	1,632,600	104,208,858
Ashland, Inc.	58,100	3,108,931
Burlington Resources, Inc.	1,525,500	110,171,610
Chevron Corp. (S)	5,100,568	291,089,416
ConocoPhillips	507,400	33,173,812
Devon Energy Corp.	1,975,800	119,298,804
Exxon Mobil Corp.	7,297,280	409,669,299
Marathon Oil Corp.	2,659,734	160,009,597
Occidental Petroleum Corp.	277,300	21,873,424
Valero Energy Corp.	202,000	21,258,480
		1,448,964,701

Pharmaceuticals (6.8%)
Abbott Laboratories	2,010,300	86,543,415
Barr Pharmaceuticals, Inc. †	365,000	20,969,250
Bristol-Myers Squibb Co.	181,100	3,833,887
Eli Lilly Co.	107,500	5,352,425
Johnson & Johnson	5,668,400	354,955,208
Mylan Laboratories, Inc.	1,053,500	20,237,735
Pfizer, Inc.	18,744,900	407,514,126
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	570,000	21,728,400
Wyeth	3,152,700	140,484,312
		1,061,618,758

Photography/Imaging (1.1%)
Xerox Corp. †	12,908,500	175,168,345

Publishing (0.4%)
R. R. Donnelley & Sons Co. (S)	1,911,000	66,923,220

Railroads (0.5%)
Norfolk Southern Corp.	2,083,100	83,740,620

Regional Bells (1.4%)
BellSouth Corp. (S)	153,000	3,981,060
SBC Communications, Inc.	274,500	6,546,825
Verizon Communications, Inc.	6,640,600	209,245,306
		219,773,191

COMMON STOCKS (99.6%)* continued

	Shares	Value

Restaurants (1.4%)
McDonald's Corp. (S)	7,045,700	$222,644,120

Retail (4.5%)
American Eagle Outfitters, Inc.	74,500	1,754,475
Best Buy Co., Inc.	2,471,600	109,393,016
Gap, Inc. (The) (S)	3,880,000	67,046,400
Home Depot, Inc. (The)	6,273,800	257,476,752
Michaels Stores, Inc.	42,800	1,415,824
Nordstrom, Inc.	50,500	1,749,825
Office Depot, Inc. †	3,563,900	98,114,167
Rite Aid Corp. † (S)	17,586,100	61,551,350
Ross Stores, Inc.	52,000	1,406,080
Sears Holdings Corp. †	24,650	2,964,163
Supervalu, Inc.	3,045,780	95,728,865
		698,600,917

Shipping (--%)
Yellow Roadway Corp. †	78,100	3,549,645

Software (1.1%)
Oracle Corp. †	13,691,200	173,604,416

Telecommunications (0.6%)
Sprint Nextel Corp.	3,843,500	89,591,985

Tobacco (2.7%)
Altria Group, Inc.	5,538,900	415,694,445
Loews Corp. - Carolina Group	87,500	3,600,625
UST, Inc.	88,900	3,679,571
		422,974,641

Waste Management (0.3%)
Waste Management, Inc. (S)	1,646,400	48,585,264

Total common stocks (cost $12,759,449,342)		$15,532,496,076

SHORT-TERM INVESTMENTS (2.0%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 3.77% to 4.21%
and due dates ranging from November 1, 2005
to December 9, 2005 (d)	$242,351,440	$242,290,724
Putnam Prime Money Market Fund (e)	76,304,642	76,304,642

Total short-term investments (cost $318,595,366)		$318,595,366

TOTAL INVESTMENTS
Total investments (cost $13,078,044,708)		$15,851,091,442

*	Percentages indicated are based on net assets of $15,589,131,391.
†	Non-income-producing security.
(S)	Securities on loan, in part or in entirety, at October 31, 2005.
(d)	See Note 1 to the financial statements.
(e)	See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.
At October 31, 2005, liquid assets totaling $5,989,763 have been designated as collateral for open written options.
ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS OUTSTANDING at 10/31/05 (premiums received $389,679)

	Contract	Expiration date/
	amount	strike price	Value

Burlington Resources, Inc. (Put)	88,611	Nov 05 / $66.14	$ 92,368
Norfolk Southern Corp. (Call)	311,114	Nov 05 / $41.43	193,191

Total			$285,559

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/05

ASSETS
Investment in securities, at value, including $232,592,764 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $13,001,740,066)	$15,774,786,800
Affiliated issuers (identified cost $76,304,642) (Note 5)	76,304,642

Dividends, interest and other receivables	10,540,736

Receivable for shares of the fund sold	3,385,353

Receivable for securities sold	79,422,837

Total assets	15,944,440,368

LIABILITIES
Payable for securities purchased	55,816,363

Payable for shares of the fund repurchased	30,094,752

Payable for compensation of Manager (Notes 2 and 5)	17,920,467

Payable for investor servicing and custodian fees (Note 2)	2,168,991

Payable for Trustee compensation and expenses (Note 2)	1,238,234

Payable for administrative services (Note 2)	13,519

Payable for distribution fees (Note 2)	4,707,770

Written options outstanding, at value (premiums received $389,679) (Note 1)	285,559

Collateral on securities loaned, at value (Note 1)	242,290,724

Other accrued expenses	772,598

Total liabilities	355,308,977

Net assets	$15,589,131,391

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$12,661,700,099

Undistributed net investment income (Note 1)	1,469,532

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	152,810,906

Net unrealized appreciation of investments	2,773,150,854

Total -- Representing net assets applicable to capital shares outstanding	$15,589,131,391

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($11,616,126,914 divided by 598,172,559 shares)	$19.42

Offering price per class A share
(100/94.75 of $19.42)*	$20.50

Net asset value and offering price per class B share
($2,427,671,469 divided by 126,886,583 shares)**	$19.13

Net asset value and offering price per class C share
($97,924,484 divided by 5,063,079 shares)**	$19.34

Net asset value and redemption price per class M share
($123,425,468 divided by 6,398,209 shares)	$19.29

Offering price per class M share
(100/96.75 of $19.29)*	$19.94

Net asset value, offering price and redemption price per class R share
($729,159 divided by 37,654 shares)	$19.36

Net asset value, offering price and redemption price per class Y share
($1,323,253,897 divided by 67,996,420 shares)	$19.46

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended October 31, 2005

INVESTMENT INCOME
Dividends (net of foreign tax of $62,041)	$ 356,999,514

Interest (including interest income of $2,238,113
from investments in affiliated issuers) (Note 5)	3,012,492

Securities lending	451,006

Other income (Note 6)	4,955,159

Total investment income	365,418,171

EXPENSES
Compensation of Manager (Note 2)	74,941,962

Investor servicing fees (Note 2)	31,755,981

Custodian fees (Note 2)	636,008

Trustee compensation and expenses (Note 2)	487,934

Administrative services (Note 2)	245,501

Distribution fees -- Class A (Note 2)	30,441,515

Distribution fees -- Class B (Note 2)	30,749,528

Distribution fees -- Class C (Note 2)	1,070,211

Distribution fees -- Class M (Note 2)	1,053,527

Distribution fees -- Class R (Note 2)	2,380

Other	1,466,015

Non-recurring costs (Notes 2 and 6)	196,475

Costs assumed by Manager (Notes 2 and 6)	(196,475)

Fees waived and reimbursed by Manager (Note 5)	(88,770)

Total expenses	172,761,792

Expense reduction (Note 2)	(4,789,128)

Net expenses	167,972,664

Net investment income	197,445,507

Net realized gain on investments (Notes 1 and 3)	1,364,188,676

Net realized loss on futures contracts (Note 1)	(61,201)

Net realized loss on foreign currency transactions (Note 1)	(2,355)

Net realized gain on written options (Notes 1 and 3)	426,758

Net unrealized depreciation of investments, futures contracts
and written options during the year	(52,404,731)

Net gain on investments	1,312,147,147

Net increase in net assets resulting from operations	$1,509,592,654

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	10/31/05	10/31/04

Operations:
Net investment income	$ 197,445,507	$ 207,778,733

Net realized gain on investments
and foreign currency transactions	1,364,551,878	1,054,889,728

Net unrealized appreciation (depreciation) of investments	(52,404,731)	633,890,202

Net increase in net assets resulting from operations	1,509,592,654	1,896,558,663

Distributions to shareholders: (Note 1)

From net investment income

Class A	(154,712,608)	(189,764,720)

Class B	(16,356,062)	(25,674,863)

Class C	(544,388)	(807,679)

Class M	(1,083,003)	(1,551,145)

Class R	(4,690)	(339)

Class Y	(25,339,143)	(28,138,043)

From net realized long-term gain on investments

Class A	(15,806,964)	--

Class B	(3,561,864)	--

Class C	(134,581)	--

Class M	(175,480)	--

Class R	(900)	--

Class Y	(1,833,997)	--

Redemption fees (Note 1)	34,351	40,561

Decrease from capital share transactions (Note 4)	(3,219,558,786)	(4,563,751,225)

Total decrease in net assets	(1,929,485,461)	(2,913,088,790)

NET ASSETS
Beginning of year	17,518,616,852	20,431,705,642

End of year (including undistributed net investment
income of $1,469,532 and $4,057,838, respectively)	$15,589,131,391	$17,518,616,852

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended

	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value,
beginning of period	$18.07	$16.57	$13.95	$16.86	$19.81

Investment operations:
Net investment income (a)	.24(d,f )	.22(d)	.23	.22	.21

Net realized and unrealized
gain (loss) on investments	1.38	1.53	2.59	(2.60)	(2.55)

Total from
investment operations	1.62	1.75	2.82	(2.38)	(2.34)

Less distributions:
From net investment income	(.24)	(.25)	(.20)	(.21)	(.25)

From net realized gain
on investments	(.03)	--	--	(.32)	(.36)

Total distributions	(.27)	(.25)	(.20)	(.53)	(.61)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$19.42	$18.07	$16.57	$13.95	$16.86

Total return at
net asset value (%)(b)	8.96(f )	10.63	20.40	(14.71)	(12.15)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$11,616,127	$12,154,652	$14,580,763	$14,095,214	$17,731,034

Ratio of expenses to
average net assets (%)(c)	.89(d)	.92(d)	.90	.86	.82

Ratio of net investment income
to average net assets (%)	1.26(d,f )	1.25(d)	1.53	1.33	1.14

Portfolio turnover (%)	52.80	29.44	32.71	29.94	36.90

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class A shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended

	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value,
beginning of period	$17.80	$16.33	$13.75	$16.62	$19.53

Investment operations:
Net investment income (a)	.10(d,f )	.09(d)	.11	.09	.07

Net realized and unrealized
gain (loss) on investments	1.35	1.50	2.56	(2.56)	(2.52)

Total from
investment operations	1.45	1.59	2.67	(2.47)	(2.45)

Less distributions:
From net investment income	(.09)	(.12)	(.09)	(.08)	(.10)

From net realized gain
on investments	(.03)	--	--	(.32)	(.36)

Total distributions	(.12)	(.12)	(.09)	(.40)	(.46)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$19.13	$17.80	$16.33	$13.75	$16.62

Total return at
net asset value (%)(b)	8.15(f )	9.77	19.51	(15.37)	(12.80)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$2,427,671	$3,364,807	$3,886,995	$4,009,396	$7,397,121

Ratio of expenses to
average net assets (%)(c)	1.64(d)	1.67(d)	1.65	1.61	1.57

Ratio of net investment income
to average net assets (%)	.55(d,f )	.50(d)	.78	.56	.39

Portfolio turnover (%)	52.80	29.44	32.71	29.94	36.90

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class B shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended

	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value,
beginning of period	$17.99	$16.50	$13.90	$16.79	$19.75

Investment operations:
Net investment income (a)	.10(d,f )	.09(d)	.12	.09	.07

Net realized and unrealized
gain (loss) on investments	1.37	1.52	2.57	(2.58)	(2.55)

Total from
investment operations	1.47	1.61	2.69	(2.49)	(2.48)

Less distributions:
From net investment income	(.09)	(.12)	(.09)	(.08)	(.12)

From net realized gain
on investments	(.03)	--	--	(.32)	(.36)

Total distributions	(.12)	(.12)	(.09)	(.40)	(.48)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$19.34	$17.99	$16.50	$13.90	$16.79

Total return at
net asset value (%)(b)	8.18(f )	9.76	19.44	(15.30)	(12.84)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$97,924	$109,312	$140,116	$132,854	$168,471

Ratio of expenses to
average net assets (%)(c)	1.64(d)	1.67(d)	1.65	1.61	1.57

Ratio of net investment income
to average net assets (%)	.52(d,f )	.50(d)	.78	.57	.38

Portfolio turnover (%)	52.80	29.44	32.71	29.94	36.90

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class C shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended

	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value,
beginning of period	$17.95	$16.46	$13.86	$16.75	$19.68

Investment operations:
Net investment income (a)	.15(d,f )	.13(d)	.15	.13	.12

Net realized and unrealized
gain (loss) on investments	1.36	1.52	2.58	(2.58)	(2.54)

Total from
investment operations	1.51	1.65	2.73	(2.45)	(2.42)

Less distributions:
From net investment income	(.14)	(.16)	(.13)	(.12)	(.15)

From net realized gain
on investments	(.03)	--	--	(.32)	(.36)

Total distributions	(.17)	(.16)	(.13)	(.44)	(.51)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$19.29	$17.95	$16.46	$13.86	$16.75

Total return at
net asset value (%)(b)	8.41(f )	10.06	19.78	(15.14)	(12.58)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$123,425	$145,209	$196,091	$205,097	$309,868

Ratio of expenses to
average net assets (%)(c)	1.39(d)	1.42(d)	1.40	1.36	1.32

Ratio of net investment income
to average net assets (%)	.78(d,f )	.75(d)	1.03	.82	.64

Portfolio turnover (%)	52.80	29.44	32.71	29.94	36.90

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class M shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Year ended	Year ended	Period

	10/31/05	10/31/04	1/21/03†-10/31/03
Net asset value,
beginning of period	$18.03	$16.58	$14.58

Investment operations:
Net investment income (a)	.17(d,f )	.18(d)	.15

Net realized and unrealized
gain on investments	1.40	1.50	1.98

Total from
investment operations	1.57	1.68	2.13

Less distributions:
From net investment income	(.21)	(.23)	(.13)

From net realized gain
on investments	(.03)	--	--

Total distributions	(.24)	(.23)	(.13)

Redemption fees	--(e)	--(e)	--

Net asset value,
end of period	$19.36	$18.03	$16.58

Total return at
net asset value (%)(b)	8.70(f )	10.20	14.71*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$729	$191	$1

Ratio of expenses to
average net assets (%)(c)	1.14(d)	1.17(d)	.90*

Ratio of net investment income
to average net assets (%)	.90(d,f )	1.00(d)	.99*

Portfolio turnover (%)	52.80	29.44	32.71

†	Commencement of operations.

*	Not annualized.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class R shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended

	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value,
beginning of period	$18.10	$16.61	$13.98	$16.89	$19.85

Investment operations:
Net investment income (a)	.30(d,f )	.26(d)	.26	.26	.26

Net realized and unrealized
gain (loss) on investments	1.38	1.53	2.61	(2.60)	(2.56)

Total from
investment operations	1.68	1.79	2.87	(2.34)	(2.30)

Less distributions:
From net investment income	(.29)	(.30)	(.24)	(.25)	(.30)

From net realized gain
on investments	(.03)	--	--	(.32)	(.36)

Total distributions	(.32)	(.30)	(.24)	(.57)	(.66)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$19.46	$18.10	$16.61	$13.98	$16.89

Total return at
net asset value (%)(b)	9.28(f )	10.81	20.73	(14.46)	(11.96)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,323,254	$1,744,446	$1,627,740	$1,360,104	$1,460,710

Ratio of expenses to
average net assets (%)(c)	.64(d)	.67(d)	.65	.61	.57

Ratio of net investment income
to average net assets (%)	1.54(d,f )	1.49(d)	1.77	1.58	1.39

Portfolio turnover (%)	52.80	29.44	32.71	29.94	36.90

*	Not annualized.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class Y shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/05

Note 1: Significant accounting policies

The Putnam Fund for Growth and Income (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S.

close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty.

Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2005, the value of securities loaned amounted to $232,592,764. The fund received cash collateral of $242,290,724, which is pooled with collateral of other Putnam funds into 16 issues of high-grade, short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and realized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2005, the fund reclassified $1,993,919 to decrease undistributed net investment income with an increase to accumulated net realized gain of $ 1,993,919.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,165,247,855
Unrealized depreciation	(554,679,810)
-------------------------------
Net unrealized appreciation	2,610,568,045
Undistributed long term gain	316,759,126
Cost for federal income
tax purposes	$13,240,523,397

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the year ended October 31, 2005, Putnam Management has assumed $196,475 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2005, the fund paid PFTC $32,383,784 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2005, the fund’s expenses were reduced by $4,789,128 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,974, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, 54 class C, class M and class R shares, respectively.  The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $423,856 and $5,899 from the sale of class A and class M shares, respectively, and received $2,967,748 and $6,800 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2005, Putnam Retail Management, acting as underwriter, received $8,700 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,950,904,703 and $12,176,493,391, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

	Contract	Premiums
	Amounts	Received
Written options
outstanding at
beginning of year	115,811	$237,517

Options opened	707,602	811,428
Options exercised	(193,904)	(226,810)
Options expired	(115,811)	(237,517)
Options closed	(113,973)	(194,939)

Written options
outstanding at
end of year	399,725	$389,679

Note 4: Capital shares

At October 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 10/31/05:
Shares sold	61,879,373	$ 1,191,574,589

Shares issued
in connection
with reinvestment
of distributions	8,081,523	157,085,106

	69,960,896	1,348,659,695

Shares
repurchased	(144,549,010)	(2,785,662,373)

Net decrease	(74,588,114)	$(1,437,002,678)

Year ended 10/31/04:
Shares sold	46,845,463	$ 829,959,093

Shares issued
in connection
with reinvestment
of distributions	9,935,249	174,971,459

	56,780,712	1,004,930,552

Shares
repurchased	(263,743,238)	(4,595,324,686)

Net decrease	(206,962,526)	$(3,590,394,134)

CLASS B	Shares	Amount
Year ended 10/31/05:
Shares sold	7,301,432	$ 138,079,476

Shares issued
in connection
with reinvestment
of distributions	980,648	18,709,707

	8,282,080	156,789,183

Shares
repurchased	(70,439,851)	(1,337,148,136)

Net decrease	(62,157,771)	$(1,180,358,953)

Year ended 10/31/04:
Shares sold	13,306,158	$ 231,906,748

Shares issued
in connection
with reinvestment
of distributions	1,401,696	23,984,808

	14,707,854	255,891,556

Shares
repurchased	(63,646,331)	(1,094,161,154)

Net decrease	(48,938,477)	$ (838,269,598)

CLASS C	Shares	Amount
Year ended 10/31/05:
Shares sold	688,876	$ 13,195,853

Shares issued
in connection
with reinvestment
of distributions	31,863	615,205

	720,739	13,811,058

Shares
repurchased	(1,733,028)	(33,275,840)

Net decrease	(1,012,289)	$(19,464,782)

Year ended 10/31/04:
Shares sold	980,495	$ 17,366,483

Shares issued
in connection
with reinvestment
of distributions	42,398	732,592

	1,022,893	18,099,075

Shares
repurchased	(3,437,566)	(59,531,393)

Net decrease	(2,414,673)	$(41,432,318)

CLASS M	Shares	Amount
Year ended 10/31/05:
Shares sold	593,514	$ 11,301,717

Shares issued
in connection
with reinvestment
of distributions	62,781	1,210,245

	656,295	12,511,962

Shares
repurchased	(2,349,318)	(45,121,183)

Net decrease	(1,693,023)	$(32,609,221)

Year ended 10/31/04:
Shares sold	889,399	$ 15,627,876

Shares issued
in connection
with reinvestment
of distributions	85,513	1,482,523

	974,912	17,110,399

Shares
repurchased	(4,795,920)	(83,269,898)

Net decrease	(3,821,008)	$(66,159,499)

CLASS R	Shares	Amount
Year ended 10/31/05:
Shares sold	29,709	$571,862

Shares issued
in connection
with reinvestment
of distributions	287	5,590

	29,996	577,452

Shares
repurchased	(2,961)	(57,217)

Net increase	27,035	$520,235

Year ended 10/31/04:
Shares sold	10,660	$190,786

Shares issued
in connection
with reinvestment
of distributions	19	339

	10,679	191,125

Shares
repurchased	(129)	(2,295)

Net increase	10,550	$188,830

CLASS Y	Shares	Amount
Year ended 10/31/05:
Shares sold	18,152,973	$ 350,212,284

Shares issued
in connection
with reinvestment
of distributions	1,396,645	27,173,140

	19,549,618	377,385,424

Shares
repurchased	(47,909,086)	(928,028,811)

Net decrease	(28,359,468)	$(550,643,387)

Year ended 10/31/04:
Shares sold	25,697,636	$ 457,615,976

Shares issued
in connection
with reinvestment
of distributions	1,589,397	28,138,043

	27,287,033	485,754,019

Shares
repurchased	(28,951,932)	(513,438,525)

Net decrease	(1,664,899)	$ (27,684,506)

Note 5: Investment in Putnam
Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2005, management fees paid were reduced by $88,770 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $2,238,113 for the year ended October 31, 2005. During the year ended October 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $2,362,032,028 and $2,357,461,347, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $4,955,159 was distributed to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $338,272,912 as long-term capital gain, for its taxable year ended October 31, 2005.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2005, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended October 31, 2005. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Lehman Brothers, and Merrill Lynch. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended October 31, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004
Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”).
He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council.
Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’
Investment Division.
Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest-
ment management industry. He previously served as Chief Executive Officer of Delaware
Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman
was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).
Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the
Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College,
Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial
Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000
Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.
Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser).
He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a
Trustee of the Sea Education Association.
Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College,
Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989
Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP
Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Senior Vice President, Putnam Investments
Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court
Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.
Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation
Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments
Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993
Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005
Nancy T. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .

* Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam
Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Beth S. Mazor
Vice President
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN022 229313 12/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing

Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year	Audit	Audit-Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
October 31,
2005	$ 225,071*	$--	$6,599	$ 9,843

October 31,
2004	$ 187,741*	$--	$6,226	$ 3,685

*: Includes fees of $10,433 and $16,537 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2005 and October 31, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended October 31, 2005 and October 31, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $180,121 and $124,825 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year	Audit-Related	Tax	All Other	Total Non-Audit
ended	Fees	Fees	Fees	Fees
October 31,
2005	$--	$ 62,968	$--	$--
October 31,
2004	$--	$--	$--	$--

Item 5. Audit Committee:

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):

/s/ Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2005